Exhibit 10.34

FIRST AMENDMENT TO SERIES SUPPLEMENT*

FIRST AMENDMENT TO SERIES SUPPLEMENT, dated as of October 10, 2003 (this “Amendment”), is entered into between WILLIS ENGINE FUNDING LLC, a Delaware limited liability company (the “Issuer”), and THE BANK OF NEW YORK, as Indenture Trustee (the “Indenture Trustee”), and amends the Amended and Restated Series 2002-1 Supplement dated as of December 13, 2002 (as amended from time to time, the “2002-1 Supplement”) that supplements the Amended and Restated Indenture dated as of December 13, 2002 (the “Base Indenture”; and the Base Indenture as supplemented by the 2002-1 Supplement and as further amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and the Indenture Trustee.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                          Definitions.  Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

Section 2.                                          Amendment to Section 2.4(a) of the 2002-1 Supplement.  Section 2.4(a) of the 2002-1 Supplement hereby is amended by deleting therefrom the reference to “Subclass A2/B2 Amortization Commencement Date” and inserting in lieu thereof “Conversion Date”.

Section 3.                                          Amendment to Section 3.2(I)(I) of the 2002-1 Supplement.  Clause (I) of Section 3.2(I) of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

(I)                                    On a pro rata basis, (i) to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Minimum Principal Payment Amount and (ii) to each Interest Rate Hedge Provider any termination payments owing under the related Interest Rate Hedge Agreement;

Section 4.                                          Amendment to Section 3.2(I)(J) of the 2002-1 Supplement.  Clause (J) of Section 3.2(I) of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

*                 Portions of the material in this Exhibit have been redacted pursuant to a request for confidential treatment, and the redacted material has been filed separately with the Securities and Exchange Commission (the “Commission”).  An asterisk has been placed in the precise places in this Agreement where we have redacted information, and the asterisk is keyed to a legend which states that the material has been omitted pursuant to a request for confidential treatment.

(J)                                   On a pro rata basis, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Minimum Principal Payment Amount;

Section 5.                                          Amendment to Section 5.2 of the 2002-1 Supplement.  Clause (n) of Section 5.2 of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

(n)                                 Reserved.

Section 6.                                          Amendment to Section 5.2(t) of the 2002-1 Supplement.  Section 5.2(t) of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

(t)                                    On Lease Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the On-Lease Percentage of all Eligible Engines (relating to Existing and Possible Loans) as of such Transfer Date shall not be less than                       percent (        %).*

Section 7.                                          Amendment to Section 5.2(u) of the 2002-1 Supplement.  Section 5.2(u) of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

(u)                                 Weighted Average Lease Rate Factor.  After giving effect to the transfer of Engines on any Transfer Date, the Weighted Average Lease Rate Factor (calculated by reference to all Eligible Engines subject to Lease Agreements relating to Existing and Possible Loans) shall not be less than the Weighted Average Lease Rate Percentage.

Section 8.                                          Amendment to Section 7.1(ix) of the 2002-1 Supplement.  Section 7.1(ix) of the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

(ix)                                The failure to pay in full on any Payment Date (a) interest accrued on the Notes, (b) the Class A Minimum Principal Payment Amount and the Class B Minimum Principal Payment Amount or (c) after the Conversion Date, the Class A Note Distributable Amortization Amount and the Class B Note Distributable Amortization Amount.

Section 9.                                          Amendments to Schedule 1 to the 2002-1 Supplement.

(a)                                  The definition of “Applicable Percentage” set forth in Section 1 of Schedule 1 to the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

*                                         This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

“Applicable Percentage” means                        percent (      %).*

(b)                                 The “Geographic Concentration Table” set forth in Section 3 of Schedule 1 to the 2002-1 Supplement hereby is amended and restated in its entirety as follows:

Geographic Region	Maximum Geographic Percentage
Africa/Middle East/Emerging Europe		%*
Emerging Asia		%*
China(People’s Republic of China, excluding Hong Kong)		%*
Developed Asia/Pacific Rim		%*
Developed Europe		%*
North America		%*
Emerging Latin/South America		%*
Total Emerging Markets		%*

Section 10.                                   Representations and Warranties.  To induce the Indenture Trustee to enter into this Amendment (and to cause the Control Parties to consent thereto), the Issuer represents and warrants to the Indenture Trustee and the Noteholders that:

(a)                                  Representations and Warranties in Related Documents.  Each of the representations and warranties of the Issuer contained in the Related Documents to which it is a party (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct in all material respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 Authority.  The execution and delivery by the Issuer of this Amendment and the performance by the Issuer of its obligations under this Amendment (i) are within its power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Issuer is subject or any judgment, order, writ, injunction, license or permit applicable to the Issuer so as to materially adversely affect the assets, business or any activity of the Issuer, (iv) do not conflict with any provision of the certificate of formation or operating agreement of the Issuer or any material agreement or other instrument binding upon the Issuer and (v) do not and will not require any waivers, consents or approvals which has not been obtained.

(c)                                  Enforceability.  This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability is limited by bankruptcy,

*                                         This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                                 No Early Amortization Event.  After giving effect to this Amendment, no Early Amortization Event has occurred and is continuing.

Section 11.                                   Conditions to Effectiveness.  This Amendment shall become effective on the date when the following conditions precedent have been satisfied (such date the “Amendment Effective Date”):

(a)                                  The written consent of the Control Parties of the Series 2002-1 Notes shall have been received by the Issuer and the Indenture Trustee.

(b)                                 The Issuer, the Indenture Trustee and each Control Party shall have delivered to the Deal Agent an executed counterpart of this Amendment.

(c)                                  The Base Indenture shall have been amended in form, scope and substance satisfactory to the Issuer, the Indenture Trustee, the Noteholders and the Control Parties; the Deal Agent shall have received executed counterparts thereto from the Issuer, the Indenture Trustee, the Noteholders and the Control Parties; and all conditions precedent to the effectiveness of such amendment shall have been satisfied other than the effectiveness of this Amendment.

(d)                                 The representations and warranties set forth in Section 10 hereof shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date.

Section 12.                                   Reference to and Effect on 2002-1 Supplement.

(a)                                  Upon the effectiveness of this Amendment, each reference in the 2002-1 Supplement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Related Documents to the 2002-1 Supplement, shall mean and be a reference to the 2002-1 Supplement as amended hereby.

(b)                                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Indenture Trustee, the Deal Agent or any Noteholder under the Related Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Related Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(c)                                  Nothing herein shall be deemed to entitle the Issuer to a waiver, amendment, modification or other change of any of the terms, conditions, obligations,

covenants or agreements contained in the Related Documents in similar or difference circumstances.

(d)                                 This Amendment shall be a Related Document for all purposes.

Section 13.                                   Benefits of Amendment.  The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Related Documents.

Section 14.                                   Interpretation.  The Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

Section 15.                                   Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.  Faxed signatures of this Amendment shall be binding for all purposes.

Section 16.                                   Severability.  If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

Section 17.                                   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN NEW YORK.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS CONSENT SHALL BE TRIED AND LITIGATED ONLY IN A FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK.  EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.  THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS CONSENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS CONSENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS CONSENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 18.                                   Entire Agreement.  This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

Section 19.                                   Consents by Control Parties.  The Noteholders party hereto hereby (a) represent and warrant that together they constitute all of the Control Parties necessary to authorize the Issuer and the Indenture Trustee to execute and deliver this Amendment and (b) consent to and authorize the Issuer and the Indenture Trustee to so execute and deliver this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

WILLIS ENGINE FUNDING LLC, a Delaware limited liability company

By:	/s/ DONALD A. NUNEMAKER
	Name:	Donald A. Nunemaker
	Title:	Vice President

THE BANK OF NEW YORK, as Indenture Trustee

By:	/s/ CATHERINE L. CERILLES
	Name:	Catherine L. Cerilles
	Title:	Assistant Vice President

BARCLAYS BANK PLC, New York Branch, as Control Party

By:	/s/ PIERRE DULEYRIE
	Name:	Pierre Duleyrie
	Title:	Director

FORTIS BANK (NEDERLAND) N.V., as Control Party

By:	/s/ M. H. SCHIPPER
	Name:	M. H. Schipper
Title:

By:	/s/ WIJNAND TUTUARIMA
	Name:	Wijnand Tutuarima
Title: